Exhibit 10.4

THIRD AMENDMENT TO AMENDED AND RESTATED TEXAS LIMITED

PARTNERSHIP AGREEMENT

OF

HOLLIDAY FENOGLIO FOWLER, L.P.

This THIRD AMENDMENT TO AMENDED AND RESTATED TEXAS LIMITED PARTNERSHIP AGREEMENT OF HOLLIDAY FENOGLIO FOWLER, L.P. (this “Third Amendment”) is dated as of February 18, 2016 and is effective as of January 1, 2015, by and among (a) HOLLIDAY GP CORP., a Delaware corporation (the “General Partner”), and (b) HFF LP ACQUISITION LLC, a Delaware limited liability company (“Acquisition”), and HFF PARTNERSHIP HOLDINGS LLC, a Delaware limited liability company (“Holdco” and together with Acquisition, each a “Limited Partner” and collectively, the “Limited Partners”). The General Partner and the Limited Partners are each referred to herein as a “Partner” and collectively referred to herein as the “Partners.” Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement (as defined below).

RECITALS

WHEREAS, the Partners are party to that certain Amended and Restated Texas Limited Partnership Agreement of Holliday Fenoglio Fowler, L.P., dated February 5, 2007, as amended by that certain First Amendment to Amended and Restated Texas Limited Partnership Agreement of Holliday Fenoglio Fowler, L.P., dated May 6, 2011 and that certain Second Amendment to the Amended and Restated Texas Limited Partnership Agreement of Holliday Fenoglio Fowler, L.P., dated November 12, 2013 (the “Partnership Agreement”);

WHEREAS, the Partners desire to amend the Partnership Agreement as set forth herein and have agreed to enter into this Third Amendment to the Partnership Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.	Amendments to the Partnership Agreement. The following amendments are hereby made to the Partnership Agreement:

(a)	Section 3.4(b) is hereby amended by deleting the text thereof in its entirety and replacing it with the following text:

(b)(i) The Managing Member shall be a Voting Right Holder. The Managing Member shall be elected by a majority vote of the voting members of the Executive Committee and shall serve a term of two (2) years. In any election for the Managing Member, each voting member of the Executive Committee shall have one vote. After an initial term, the Managing Member may elect to stand for re-election by majority vote of the voting members, each having one vote, of the Executive Committee, provided that if the Managing Member elects not to stand for re-election, or if the Executive Committee determines that such Managing Member should not serve an additional term, the Executive Committee shall elect by a majority vote of the voting members of the Executive Committee any other Voting Right Holder to serve as Managing Member; (ii) the Managing Member may be removed by a majority vote of the voting members of the Executive Committee, each having one vote; and (ii) in the event of the Managing Member’s removal, resignation or death, a replacement Managing Member shall be elected by a majority vote of the voting members of the Executive Committee and, subject to the terms hereof, shall serve the then remaining term of such replaced Managing Member.

(b)	Section 3.4, the second subsection (c), is hereby amended by deleting the text thereof in its entirety and replacing it with the following text:

(d) The Executive Committee shall at all times include the Chief Executive Officer and the President of Publico and be comprised of at least three (3) but not more than seven (7) voting members (such voting members to include the Chief Executive Officer and President) and may at any time include up to three (3) non-voting members, as each such number shall be determined by a majority vote of the Leadership Team. The members of the Executive Committee shall be elected by a majority vote of the shares held by the Leadership Team, including the Executive Committee members, to serve a term of two (2) years, after which each member of the Executive Committee and any other qualified employee of the Partnership may stand for re-election or election, as the case may be, by majority vote of the Leadership Team, including the Executive Committee members. The Executive Committee may also include ad hoc members appointed by a vote of the Executive Committee. In any election for members of the Executive Committee or for removal prior to the end of his or her term, the number of votes cast by any member of the Leadership Team in such election shall equal that number of shares of the Company’s Class A Common Stock beneficially owned by such Leadership Team member. In all other votes by the Executive Committee, a majority vote shall determine the outcome with each voting member of the Executive Committee having one vote. Any member of the Executive Committee is subject to removal prior to the end of his or her term by a recall majority vote of the Leadership Team, including the Executive Committee members, and, if such removal is voted, the Leadership Team, including the Executive Committee members, shall vote to replace such Executive Committee member by majority vote of the shares held by the Leadership Team, including Executive Committee members (and in such event the replacement Executive Committee member shall (subject to the terms hereof) serve the remaining term of the Executive Committee member so recalled).

(c)	Section 13.9 is hereby amended by deleting the text thereof in its entirety and replacing it with the following text:

Section 13.9 Notices. Any notices and other communications required or permitted in this Agreement shall be in writing, and delivered personally or sent (a) by overnight courier, (b) by facsimile or (c) by registered or certified mail, postage prepaid in each instance, addressed to each Limited Partner and the General Partner at the applicable address set forth below:

If to Acquisition:	c/o HFF, Inc. 9 Greenway Plaza, Suite 700 Houston, TX 77046 Facsimile: 713.852.3424 Attn: Nancy Goodson, Chief Operating Officer

with a copy to: c/o HFF, Inc. 2323 Victory Avenue, Suite 1200 Dallas, TX 75219 Facsimile: 214.265.1686 Attn: Mark Gibson, Chief Executive Officer

with a copy to: Dechert LLP 2929 Arch Street Philadelphia, PA 19104-3808 Facsimile: 215.655.2510 Attn: James A. Lebovitz, Esq.

If to Holdco:	c/o HFF, Inc. 2323 Victory Avenue, Suite 1200 Dallas, TX 75219 Facsimile: 214.265.1686 Attn: Mark Gibson, Chief Executive Officer

with a copy to: Dechert LLP 2929 Arch Street Philadelphia, PA 19104-3808 Facsimile: 215.655.2510 Attn: James A. Lebovitz, Esq.

If to General Partner:	c/o HFF, Inc. 2323 Victory Avenue, Suite 1200 Dallas, TX 75219 Facsimile: 214.265.1686 Attn: Mark Gibson, Chief Executive Officer

with a copy to: Dechert LLP 2929 Arch Street Philadelphia, PA 19104-3808 Facsimile: 215.655.2510 Attn: James A. Lebovitz, Esq.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) two business days after been sent by overnight courier, (c) one business day after receipt of confirmation of deliver if sent by facsimile and (d) three business days after being sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address or facsimile number by giving notice as aforesaid to each of the other parties hereto.

2. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, INCLUDING BOTH MATTERS OF INTERNAL LAW AND CONFLICT OF LAWS.

3. Severability. If this Third Amendment or any portion thereof is, or the operations contemplated hereby are, found to be inconsistent with or contrary to any valid applicable laws or official orders, rules and regulations, the inconsistent or contrary provisions of this Third Amendment shall be null and void and such laws, orders, rules and regulations shall control and, as so modified, shall continue in full force and effect; provided, however, that nothing herein contained shall be construed as a waiver of any right to question or contest any such Law, order, rule or regulation in any forum having jurisdiction.

4. Effectiveness. This Third Amendment shall be made effective as of January 1, 2015 and binding on all Partners as of that date. Actions in accordance with this Third Amendment prior to the date of execution are hereby ratified in full. Except as expressly provided herein, all other terms and provisions of the Partnership Agreement shall remain in full force and effect.

5. Counterparts. This Third Amendment may be executed in a number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Third Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

GENERAL PARTNER: HOLLIDAY GP CORP., a Delaware corporation

By:	/s/ Mark D. Gibson
Name: Mark D. Gibson Title: Chief Executive Officer

LIMITED PARTNERS: HFF LP ACQUISITION LLC, a Delaware limited liability company By: HFF Holdings LLC, a Delaware limited liability company, its sole Member

By:	/s/ Joe B. Thornton
Name: Joe B. Thornton Title: Managing Member

HFF PARTNERSHIP HOLDINGS LLC, a Delaware limited liability company By: HFF Inc., a Delaware corporation, its sole Member

By:	/s/ Mark D. Gibson
Name: Mark D. Gibson Title: Chief Executive Officer

[Signature Page to Third Amendment to Amended and Restated Texas Limited

Partnership Agreement of Holliday Fengolio Fowler, L.P.]